AMENDMENT NO. 40

TO

MASTER INVESTMENT ADVISORY AGREEMENT

This Amendment dated as of May 24, 2019, amends the Master Investment Advisory Agreement (the “Agreement”), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

WITNESSETH:

`WHEREAS, the Trust desires to add Invesco Oppenheimer Capital Income Fund, Invesco Oppenheimer Developing Markets Fund, Invesco Oppenheimer Discovery Mid Cap Growth Fund, Invesco Oppenheimer Emerging Markets Innovators Fund, Invesco Oppenheimer Emerging Markets Local Debt Fund, Invesco Oppenheimer Fundamental Alternatives Fund, Invesco Oppenheimer Global Allocation Fund, Invesco Oppenheimer Global Multi-Asset Income Fund, Invesco Oppenheimer Global Strategic Income Fund, Invesco Oppenheimer Global Unconstrained Bond Fund, Invesco Oppenheimer International Bond Fund, Invesco Oppenheimer Macquarie Global Infrastructure Fund, Invesco Oppenheimer Preferred Securities and Income Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund, Invesco Oppenheimer SteelPath MLP Income Fund, Invesco Oppenheimer SteelPath MLP Select 40 Fund, Invesco Oppenheimer SteelPath Panoramic Fund and Invesco Oppenheimer Total Return Bond Fund;

NOW, THEREFORE, the parties agree as follows;

1.	Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

APPENDIX A

FUNDS AND EFFECTIVE DATES

Name of Fund	Effective Date of Advisory Agreement
Invesco All Cap Market Neutral Fund	December 16, 2013

Invesco Balanced-Risk Allocation Fund	May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund	November 29, 2010

Invesco Greater China Fund	March 31, 2006

Invesco Developing Markets Fund	September 1, 2001

Invesco Emerging Markets Flexible Bond Fund	June 14, 2010

Invesco Emerging Markets Select Equity Fund	May 31, 2011

Invesco Endeavor Fund	November 3, 2003

Invesco Health Care Fund	September 1, 2001

Invesco Global Infrastructure Fund	April 22, 2014

Invesco Global Market Neutral Fund	December 16, 2013

Invesco Global Targeted Returns Fund	December 16, 2013

Invesco Long/Short Equity Fund	December 16, 2013

Invesco Low Volatility Emerging Markets Fund	December 16, 2013

Invesco Macro Allocation Strategy Fund	September 25, 2012

Invesco MLP Fund	April 22, 2014

Invesco Multi-Asset Income Fund	December 14, 2011

Invesco Oppenheimer Capital Income Fund	May 24, 2019

Invesco Oppenheimer Developing Markets Fund	May 24, 2019

Invesco Oppenheimer Discovery Mid Cap Growth Fund	May 24, 2019

Invesco Oppenheimer Emerging Markets Innovators Fund	May 24, 2019

Invesco Oppenheimer Emerging Markets Local Debt Fund	May 24, 2019

Invesco Oppenheimer Fundamental Alternatives Fund	May 24, 2019

Invesco Oppenheimer Global Allocation Fund	May 24, 2019

Invesco Oppenheimer Global Multi-Asset Income Fund	May 24, 2019

Invesco Oppenheimer Global Strategic Income Fund	May 24, 2019

Invesco Oppenheimer Global Unconstrained Bond Fund	May 24, 2019

Invesco Oppenheimer International Bond Fund	May 24, 2019

Invesco Oppenheimer Macquarie Global Infrastructure Fund	May 24, 2019

Invesco Oppenheimer Preferred Securities and Income Fund	May 24, 2019

Invesco Oppenheimer SteelPath MLP Alpha Fund	May 24, 2019

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	May 24, 2019

Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund	May 24, 2019

Invesco Oppenheimer SteelPath MLP Income Fund	May 24, 2019

Invesco Oppenheimer SteelPath MLP Select 40 Fund	May 24, 2019

Invesco Oppenheimer SteelPath Panoramic Fund	May 24, 2019

Invesco Oppenheimer Total Return Bond Fund	May 24, 2019

Invesco Pacific Growth Fund	February 12, 2010

Invesco Select Companies Fund	November 3, 2003

Invesco U.S. Managed Volatility Fund	December 18, 2017

Invesco World Bond Fund	March 31, 2006

APPENDIX B

COMPENSATION TO THE ADVISOR

The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

Invesco All Cap Market Neutral Fund

Net Assets	Annual Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%

Invesco Balanced-Risk Allocation Fund

Net Assets	Annual Rate*
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

*

To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

Invesco Balanced-Risk Commodity Strategy Fund

Net Assets	Annual Rate*
First $250 million	1.050%
Next $250 million	1.025%
Next $500 million	1.000%
Next $1.5 billion	0.975%
Next $2.5 billion	0.950%
Next $2.5 billion	0.925%
Next $2.5 billion	0.900%
Over $10 billion	0.875%

*

To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

Invesco Greater China Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Select Equity Fund

Invesco Low Volatility Emerging Markets Fund

Net Assets	Annual Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

Invesco Emerging Markets Flexible Bond Fund

Net Assets	Annual Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

Invesco Health Care Fund

Net Assets	Annual Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Invesco Global Infrastructure Fund

Net Assets	Annual Rate
First $2.5 billion	0.840%
Next $2 billion	0.800%
Next $3.5 billion	0.785%
Over $8 billion	0.770%

Invesco Global Market Neutral Fund

Net Assets	Annual Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%

Invesco Global Targeted Returns Fund

Invesco Macro Allocation Strategy Fund

Net Assets	Annual Rate*
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

*

To the extent Invesco Macro Allocation Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Macro Allocation Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Macro Allocation Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

Invesco Long/Short Equity Fund

Net Assets	Annual Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%

Invesco World Bond Fund

Net Assets	Annual Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

Invesco MLP Fund

Net Assets	Annual Rate
First $1 billion	1.00%
Next $1.5 billion	0.95%
Next $2 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

Invesco Endeavor Fund

Invesco Select Companies Fund

Net Assets	Annual Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

Invesco Pacific Growth Fund

Net Assets	Annual Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

Invesco Multi-Asset Income Fund

Net Assets	Annual Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%

Invesco U.S. Managed Volatility Fund

Net Assets	Annual Rate
All Assets	0.10%

Invesco Oppenheimer Capital Income Fund*

Net Assets	Annual Rate**
First $100 million	0.75%
Next $100 million	0.70%
Next $100 million	0.65%
Next $100 million	0.60%
Next $100 million	0.55%
Next $4.5 billion	0.50%
Over $5 billion	0.48%

**

To the extent Invesco Oppenheimer Capital Income Fund invests its assets in Invesco Oppenheimer Capital Income Fund (Cayman) Ltd., a direct wholly-owned subsidiary of Invesco Oppenheimer Capital Income Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Oppenheimer Capital Income Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Oppenheimer Capital Income Fund (Cayman) Ltd.

Invesco Oppenheimer Developing Markets Fund*

Net Assets	Annual Rate
First $250 million	1.00%
Next $250 million	0.95%
Next $500 million	0.90%
Next $6 billion	0.85%
Next $3 billion	0.80%
Next $20 billion	0.75%
Next $15 billion	0.74%
Over $45 billion	0.73%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by such Fund under the Administrative Services Agreement between such Fund and Invesco Advisers, Inc.

Invesco Oppenheimer Discovery Mid Cap Growth Fund*

Net Assets	Annual Rate
First $500 million	0.68%
Next $500 million	0.65%
Next $4 billion	0.62%
Over $5 billion	0.60%

Invesco Oppenheimer Emerging Markets Innovators Fund*

Net Assets	Annual Rate
First $500 million	1.15%
Next $500 million	1.10%
Next $4 billion	1.05%
Over $5 billion	1.00%

Invesco Oppenheimer Emerging Markets Local Debt Fund*

Net Assets	Annual Rate
First $500 million	0.70%
Next $500 million	0.65%
Next $4 billion	0.60%
Over $5 billion	0.58%

Invesco Oppenheimer Fundamental Alternatives Fund*

Net Assets	Annual Rate**
First $1 billion	0.85%
Next $500 million	0.80%
Next $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $4 billion	0.50%

**

To the extent Invesco Oppenheimer Fundamental Alternatives Fund invests its assets in Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., a direct wholly-owned subsidiary of Invesco Oppenheimer Fundamental Alternatives Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Oppenheimer Fundamental Alternatives Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd.

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by such Fund under the Administrative Services Agreement between such Fund and Invesco Advisers, Inc.

Invesco Oppenheimer Global Allocation Fund*

Net Assets	Annual Rate**
First $1 billion	0.80%
Next $2 billion	0.76%
Next $1 billion	0.71%
Next $1 billion	0.66%
Next $1 billion	0.60%
Next $1 billion	0.55%
Next $2 billion	0.50%
Over $9 billion	0.48%

**

To the extent Invesco Oppenheimer Global Allocation Fund invests its assets in Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd., a direct wholly-owned subsidiary of Invesco Oppenheimer Global Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Oppenheimer Global Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd.

Invesco Oppenheimer Global Multi-Asset Income Fund*

Net Assets	Annual Rate
First $500 million	0.60%
Next $500 million	0.55%
Next $4 billion	0.50%
Over $5 billion	0.45%

Invesco Oppenheimer Global Strategic Income Fund*

Net Assets	Annual Rate**
First $200 million	0.75%
Next $200 million	0.72%
Next $200 million	0.69%
Next $200 million	0.66%
Next $200 million	0.60%
Next $4 billion	0.50%
Next $5 billion	0.48%
Over $10 billion	0.46%

**

To the extent Invesco Oppenheimer Global Strategic Income Fund invests its assets in Invesco Oppenheimer Global Strategic Income Fund (Cayman) Ltd., a direct wholly-owned subsidiary of Invesco Oppenheimer Global Strategic Income Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Oppenheimer Global Strategic Income Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Oppenheimer Global Strategic Income Fund (Cayman) Ltd.

Invesco Oppenheimer Global Unconstrained Bond Fund*

Net Assets	Annual Rate
First $500 million	0.60%
Next $500 million	0.55%
Next $4 billion	0.50%
Over $5 billion	0.48%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by such Fund under the Administrative Services Agreement between such Fund and Invesco Advisers, Inc.

Invesco Oppenheimer International Bond Fund*

Net Assets	Annual Rate**
First $200 million	0.75%
Next $200 million	0.72%
Next $200 million	0.69%
Next $200 million	0.66%
Next $200 million	0.60%
Next $4 billion	0.50%
Next $10 billion	0.48%
Over $15 billion	0.45%

**

To the extent Invesco Oppenheimer International Bond Fund invests its assets in Invesco Oppenheimer International Bond Fund (Cayman) Ltd., a direct wholly-owned subsidiary of Invesco Oppenheimer International Bond Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Oppenheimer International Bond Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Oppenheimer International Bond Fund (Cayman) Ltd.

Invesco Oppenheimer Macquarie Global Infrastructure Fund*

Net Assets	Annual Rate
First $500 million	0.90%
Next $500 million	0.85%
Next $4 billion	0.80%
Over $5 billion	0.75%

Invesco Oppenheimer Preferred Securities and Income Fund*

Net Assets	Annual Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $4 billion	0.55%
Over $5 billion	0.53%

Invesco Oppenheimer SteelPath MLP Alpha Fund

Net Assets	Annual Rate
First $3 billion	1.10%
Next $2 billion	1.08%
Over $5 billion	1.05%

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund

Net Assets	Annual Rate
First $3 billion	1.25%
Next $2 billion	1.23%
Over $5 billion	1.20%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by such Fund under the Administrative Services Agreement between such Fund and Invesco Advisers, Inc.

Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund*

Net Assets	Annual Rate
First $500 million	0.85%
Next $500 million	0.80%
Next $4 billion	0.75%
Over $5 billion	0.73%

Invesco Oppenheimer SteelPath MLP Income Fund

Net Assets	Annual Rate
First $3 billion	0.95%
Next $2 billion	0.93%
Over $5 billion	0.90%

Invesco Oppenheimer SteelPath MLP Select 40 Fund

Net Assets	Annual Rate
First $3 billion	0.70%
Next $2 billion	0.68%
Over $5 billion	0.65%

Invesco Oppenheimer SteelPath Panoramic Fund*

Net Assets	Annual Rate
First $500 million	1.00%
Next $500 million	0.95%
Next $4 billion	0.90%
Over $5 billion	0.85%

Invesco Oppenheimer Total Return Bond Fund*

Net Assets	Annual Rate
First $500 million	0.40%
Next $500 million	0.35%
Next $4 billion	0.33%
Over $5 billion	0.31%”

2.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by such Fund under the Administrative Services Agreement between such Fund and Invesco Advisers, Inc.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Attest:	/s/ Peter Davidson	By:	/s/ Jeffrey H. Kupor
	Assistant Secretary		(Jeffrey H. Kupor)
Senior Vice President

INVESCO ADVISERS, INC.

Attest:	/s/ Peter Davidson	By:	/s/ Jeffrey H. Kupor
	Assistant Secretary		(Jeffrey H. Kupor)
Senior Vice President